LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 29, 2011 OF

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

Western Asset Government Money Market Fund’s (“Government Fund”) Board of Trustees has authorized the fund to operate in a master/feeder structure, effective as of September 1, 2012. As a result, as of that date, Government Fund will pursue its investment objective by investing substantially all of its investable assets in Government Portfolio, an investment company with substantially the same investment objective, strategies and policies as Government Fund. In connection with the conversion to master/feeder structure, Government Fund will expand its investment objective to include the maintenance of liquidity, as well as current income and preservation of capital. Therefore, as of September 1, 2012, Government Fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. In addition, as of that date, Government Fund’s name will change to “Western Asset Government Reserves.” All references to Government Fund’s investment objective and name in the Statement of Additional Information are modified accordingly as of September 1, 2012.

Effective September 1, 2012, Class I shares of Government Fund will be closed to purchases by new investors. Effective November 1, 2012, Class I shares of Government Fund will be closed to incoming exchanges. Class I Shares will continue to be available for additional purchases by existing investors, including through dividend reinvestment.

Effective September 1, 2012, the section of Government Fund’s Statement of Additional Information (“SAI”) titled “Master/Feeder Structure” is modified as follows:

The first paragraph is deleted and replaced by the following text:

Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Government Portfolio and Tax Free Reserves Portfolio, respectively (each, a “portfolio” and together, the “portfolios”). Each of Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Government Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each portfolio has substantially the same investment objectives and policies as its corresponding fund.

The first sentence of the second paragraph is deleted and replaced with the following text:

The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves and their corresponding portfolios will be less than or approximately equal to the expenses that each fund would incur if the assets of the fund were invested directly in the types of securities held by its portfolio.

The first sentence of the eighth paragraph is deleted and replaced with the following text:

Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves may, in the future, convert to a fund of funds structure.

Effective September 1, 2012, the section of Government Fund’s SAI titled “Investment Objectives and Principal Investment Strategies” is modified as follows:

The second and third paragraphs of the sub-section titled “Principal Investment Strategies and Certain Limitations” are deleted and replaced with the following text:

The Trust seeks to achieve the investment objective(s) of each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves by investing all of its investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Government Portfolio and Tax Free Reserves Portfolio, respectively. Each portfolio has substantially the same investment objectives and policies as its corresponding fund.

Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves will correspond directly to those of the portfolios in which they invest, the following applies to both the funds and the portfolios, as applicable. A fund may withdraw its investment from its corresponding portfolio at any time, if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the fund to do so. If a fund were to then invest directly in securities, the fund’s assets would be invested in accordance with the applicable investment policies described below.

The fifth paragraph under the sub-section titled “Government Money Market Fund” is deleted and replaced with the following text:

The approval of Government Reserves’ shareholders would not be required to change Government Reserves’ investment objective or any of its investment policies. Likewise, the approval of the investors in Government Portfolio would not be required to change Government Portfolio’s investment objective or any of its investment policies. If, however, either Government Reserves or Government Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than short-term U.S. government obligations and related investments, Government Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

Effective September 1, 2012, the first sentence of the section of Government Fund’s SAI titled “Supplemental Information Regarding Investment Practices and Risk Factors — Diversification” is deleted and replaced with the following text:

Liquid Reserves, U.S. Treasury Reserves, Government Reserves, Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Government Portfolio are each currently classified as a diversified fund under the 1940 Act.

Effective September 1, 2012, the second sentence of the seventh paragraph of the section of Government Fund’s SAI titled “Investment Management and Other Services — Manager” is deleted and replaced with the following text:

Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves are provided through its corresponding portfolio, but the manager may, if requested by the Trustees, provide advisory services directly to such funds.

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